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                                 EXHIBIT 10.34





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          THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT
         BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
          OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT
            BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS OR THE
                        RULES AND REGULATIONS THEREUNDER

                   VOID AFTER 5:00 P.M., DALLAS, TEXAS TIME,
                                ON MAY 31, 2000

                           URANIUM RESOURCES, INC.

URIW-______

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, FOR VALUE RECEIVED, LINDNER DIVIDEND FUND, a series of LINDNER INVESTMENTS, a Massachusetts business trust, or its registered assigns ("Holder"), is entitled, subject to the terms of this Warrant, to purchase from URANIUM RESOURCES, INC., a Delaware corporation (the "Company"), at any time after the date of issuance hereof and prior to 5:00 p.m., Dallas, Texas time, on May 31, 2000 (the "Warrant Expiration Date"), up to 625,000 fully paid and nonassessable shares of the Common Stock, $0.001 par value, of the Company (the "Common Stock"), at an initial purchase price of $3.00 per share, payable in lawful money of the United States.

         This Warrant may be exercised in whole or in part by presentation hereof with the Notice of Exercise contained herein duly executed and with simultaneous payment of the applicable aggregate Purchase Price (subject to adjustment) at the office of the Company in Dallas, Texas. Payment of such Purchase Price shall be made, at the option of the Holder hereof, by certified check or bank draft payable in United States currency.

         This Warrant is one of a duly authorized issue of common stock purchase warrants issued under and in accordance with that certain Note and Warrant Purchase Agreement), dated as of May 25, 1995, by and among Uranium Resources, Inc., Lindner Investments (on behalf of its Lindner Bulwark Fund series), and Lindner Dividend Fund, Inc., as supplemented by that certain Note and Warrant Exchange Agreement, dated March 23, 1998 (the "Purchase Agreement"), and is subject to the terms and provisions contained in the Purchase Agreement, to all of which the Holder hereof, by acceptance hereof, hereby consents. A copy of the Purchase Agreement may be obtained for inspection upon written request to the Company by a Holder of this Warrant.

         This Warrant does not entitle any Holder to any rights of a shareholder of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as set forth in the Purchase Agreement. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Purchase Price".

         As soon as practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable taxes), will cause to be issued in the name of and delivered to the holder hereof, or in the name of such other person as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock, or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share of Warrant Stock to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Market Price (as defined in the Purchase Agreement). Issuance and delivery of Warrant Stock deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not exceeding thirty (30) days, for which the transfer books of the Company for the Common Stock are closed between (1) the record date set by the Board of Directors for the determination of shareholders entitled to vote at or to receive notice of any shareholders meeting, or entitled to





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receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and
(2) the date of such meeting of shareholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

         Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same amount of Warrant Stock, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder as such holder may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary. Transfer of this Warrant is restricted as provided in the Purchase Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the manual signatures of its Chairman or President or one of its Vice Presidents, thereunto duly authorized, and its corporate seal to be impressed or imprinted hereon, attested by the manual signature of its Secretary or an Assistant Secretary.

Date:                   , 1998              URANIUM RESOURCES, INC.
     -------------------

ATTEST:                                     By:     /s/ Paul K. Willmott
                                               -------------------------------
                                            Its:    President
                                                ------------------------------

By:
   -----------------------------
        Secretary



[SEAL]


                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell, assigns and transfers the within Warrant, and irrevocably appoints _________________ as agent and attorney-in-fact to transfer such Warrant on the books of the Company, with full power of substitution in the premises, to the following assignee(s):


------------------------------           ------------------------------
Name                                     Address


--------------------
SSN or EIN
                                         [Name of Warrant holder]


                                         By:
                                            ------------------------------
                                         Its:
                                             -----------------------------





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                               NOTICE OF EXERCISE

         The undersigned hereby exercises the right to purchase____________ shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price of such shares in full.


Dated:                                      Signed:
      -----------------------------                ---------------------------
                                            [Name of Noteholder]


                                            By:
                                               -------------------------------

                                            Its:
                                                ------------------------------




         The Company is requested to issue certificates for the Warrant Shares acquired upon exercise of this Warrant as follows:


------------------------------              ------------------------------
Name                                        Address


--------------------
SSN or EIN






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